UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 4, 2014

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On December 4, 2014, School Specialty, Inc. (the “Company”) issued a press release (the "Press Release") reporting its second quarter financial results and updating its full year guidance for fiscal 2015.  A copy of the Press Release is attached as Exhibit 99.1, and is incorporated by reference herein.

Also on December 4, 2014, the Company issued a Fiscal 2015 Second Quarter and Six Month Results Update.  A copy of the Fiscal 2015 Second Quarter and Six Months Results Update is attached as Exhibit 99.2, and is incorporated by reference herein.

The information reported in this Form 8-K, including the exhibits, is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information reported in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 4, 2014

99.2	Fiscal 2015 Second Quarter and Six Months Results Update dated December 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: December 4, 2014	By: /s/ Kevin Baehler
Kevin Baehler Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 4, 2014

99.2	Fiscal 2015 Second Quarter and Six Months Results Update dated December 4, 2014

4